Second Quarter 2017Earnings Presentation August 3, 2017

Disclaimer: This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements generally include the words “may,” “could,” “should,” “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” “forecast,” “prospect,” “potential” or similar expressions. Forward-looking statements may include, without limitation, expected financial positions, results of operations and cash flows; financing plans; business strategies and expectations; operating plans; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost-reduction initiatives, plans and objectives; and markets for securities. Like other businesses, Ingevity is subject to risks and uncertainties that could cause its actual results to differ materially from its expectations or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements, or that could cause other forward-looking statements to prove incorrect, include, without limitation, general economic and financial conditions; international sales and operations; currency exchange rates and currency devaluation; compliance with U.S. and foreign regulations; attracting and retaining key personnel; conditions in the automotive market or adoption of alternative technologies; worldwide air quality standards; government infrastructure spending; declining volumes in the printing inks market; the limited supply of crude tall oil (“CTO”); lack of access to sufficient CTO; access to and pricing of raw materials; competition from producers of substitute products and new technologies; a prolonged period of low energy prices; the provision of services by third parties at several facilities; natural disasters, such as hurricanes, winter or tropical storms, earthquakes, floods, fires; other unanticipated problems such as labor difficulties including renewal of collective bargaining agreements, equipment failure or unscheduled maintenance and repair; protection of intellectual property and proprietary information; information technology security risks; government policies and regulations, including, but not limited to, those affecting the environment, climate change, tax policies and the chemicals industry; and lawsuits arising out of environmental damage or personal injuries associated with chemical or other manufacturing processes. These and other important factors that could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document are and will be more particularly described in our filings with the U.S. Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2016 and our other periodic filings. Readers are cautioned not to place undue reliance on Ingevity’s projections and forward-looking statements, which speak only as the date thereof. Ingevity undertakes no obligation to publicly release any revision to the projections and forward-looking statements contained in this presentation, or to update them to reflect events or circumstances occurring after the date of this presentation. 2

Agenda · Second Quarter Highlights · Segment Performance · Financial Review · 2017 Guidance · Q&A 3

Second Quarter 2017 Results · Strong financial results as Performance Materials realizes expected growth and Performance Chemicals benefits from strong execution and improved market fundamentals · Revenue increase of 6 percent driven by volume gains · Adjusted EBITDA increase of 15 percent benefitted from: · Volume gains · Lower cost structure due to strategic initiatives · Lower raw material costs, including CTO · Manufacturing efficiencies · Partially offset by higher SG&A and FX Performance Highlights (1) Please see appendices included at the end of this presentation for Ingevity's use of non-GAAP financial measures, definitions of those financial measures as well as the reconciliation to the nearest GAAP financial measure. 4 $ in millions Q2 2017 Q2 2016 vs Prior Year ∆ ∆% Net Sales 260.3 245.4 14.9 6.1% Adjusted EBITDA (1) 67.2 58.5 8.7 14.9% Adjusted EBITDA Margin (1) 25.8% 23.8% +200 bps *SG&A includes research & technical expenses.

Performance Chemicals

$ in millions	Q2 2017	Q2 2016	vs Prior Year Δ	Δ%
Net Sales	170.8	171.2	(0.4)	(0.2)%
Industrial Specialties	*95.6*	*100.4*	*(4.8)*	*(4.8)%*
Oilfield Technologies	*19.5*	*14.5*	*5.0*	*34.5%*
Pavement Technologies	*55.7*	*56.3*	*(0.6)*	*(1.1)%*
Segment EBITDA [(1)]	31.5	28.6	*2.9*	*10.1%*
Segment EBITDA Margin [(1)]	18.4%	16.7%	+170 bps	

Segment EBITDA



$28.6
1.0
(2.2)
6.6
(0.9)
(1.6)
$31.5
Q2 2016
Volume
Price/Mix
Production Costs
SG&A*
FX/Other
Q2 2017

*SG&A includes research & technical expenses.

Performance Highlights

- Revenues were essentially flat versus prior year; segment EBITDA up 10 percent; segment EBITDA margin of 18.4 percent
  - *Industrial Specialties*: Demand for derivatized oilfield and pavement technologies products reduced TOFA supply available to industrial specialties; rosin demand remains soft
  - *Oilfield Technologies*: 35 percent sales increase; rebound in U.S. rig count
  - *Pavement Technologies*: Weather caused late start to paving season; stronger order patterns began in June; low cost raw materials and new products increasing margins; improved results in China
- Performance improvement driven by strategic actions, lower raw materials (incl. CTO) and improved pine chemicals supply / demand dynamics

(1) Please see appendices included at the end of this presentation for Ingevity's use of non-GAAP financial measures, definitions of those financial measures as well as the reconciliation to the nearest GAAP financial measure.

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Performance Materials · Revenues up 21 percent; segment EBITDA of $36 million up 19 percent · Excluding inter-company FX impacts(2), EBITDA margins were 42.3 percent vs. 40.7 percent in the prior year · Adoption of U. S. EPA Tier 3 / California LEV III standards drove strong increase; these solutions include ‘honeycomb’ scrubbers and activated carbon sheets · Adoption rates on track with mandated levels for 2018 model year · U.S. light vehicle SAAR weakening vs. prior period but in line with full year expectations; continued shift to larger vehicles · Increased production at Zhuhai, China, facility Performance Highlights (1) Please see appendices included at the end of this presentation for Ingevity's use of non-GAAP financial measures, definitions of those financial measures as well as the reconciliation to the nearest GAAP financial measure. (2) Inter-company FX impacts were losses of $2.2 million and $0.3 million in 2017 and 2016, respectively. 6 $ in millions Q2 2017 Q2 2016 vs Prior Year ∆ ∆% Net Sales 89.5 74.2 15.3 20.6% Segment EBITDA (1) 35.7 29.9 5.8 19.4% Segment EBITDA Margin (1) 39.9% 40.3% (40) bps *SG&A includes research & technical expenses.

New Changshu, China, Extrusion Plant 7 · Key component of multi-year expansion plans to support growth in Performance Materials · Capital-efficient investment to convert lower margin activated carbon powder to higher-value automotive products · Investment of $20 million, just over half of which is planned capital expenditures that will be incurred in 2018 · Operational by fall of 2018; should employ about 80 people · Able to accommodate expansion to support future growth

Second Quarter 2017 Financial Results Key Income Statement Metrics (1) Please see appendices included at the end of this presentation for Ingevity's use of non-GAAP financial measures, definitions of those financial measures as well as the reconciliation to the nearest GAAP financial measure. 8 $ in millions except EPS & shares outstanding Q2 2017 Q2 2016 vs PY 1H 2017 1H 2016 vs PY ∆% ∆% Net Sales (GAAP) 260.3 245.4 6.1% 478.8 445.0 7.6% Adjusted EBITDA (Non-GAAP) (1) 67.2 58.5 14.9% 117.4 106.8 9.9% Interest expense, net (GAAP) 2.8 5.0 (44.0)% 6.1 10.4 (41.3)% Provision for income taxes on Adjusted Earnings (Non-GAAP) (1) 17.3 14.1 22.7% 29.0 27.2 6.6% Net income (loss) attributable to noncontrolling interests (GAAP) 3.7 1.8 105.6% 7.7 4.3 79.1% Net income (loss) attributable (GAAP) 32.1 24.1 33.2% 51.1 33.3 53.5% Adjusted earnings (loss) (Non-GAAP) (1) 33.3 28.3 17.7% 54.2 46.6 16.3% Diluted Adjusted EPS (Non-GAAP) (1) $0.78 $0.67 16.4% $1.28 $1.10 16.4% Diluted EPS (GAAP) (1) $0.76 $0.57 33.3% $1.21 $0.79 53.2% Basic shares outstanding 42.1 42.1 —% 42.1 42.1 —% Diluted shares outstanding 42.4 42.1 0.7% 42.4 42.1 0.7%

Second Quarter 2017 Financial Results Key Balance Sheet & Cash Flow Metrics (1) Capital lease related to the Industrial Development Bond that is part of the financing for our Wickliffe, Kentucky facility. (2) Excludes deferred finance fees. (3) Sum of Cash & cash equivalents, Restricted investment less Total debt including capital lease obligation (4) Trade Working Capital is defined as Inventory + Accounts Receivable – Accounts Payable (5) Non-GAAP measure which represents Cash flow from operations less Capital expenditures 9 $ in millions 6/30/2017 12/31/2016 6/30/2016 Cash & cash equivalents 40.6 30.5 55.7 Restricted investment (related to capital lease) (1) 70.4 69.7 69.1 Total debt including capital lease obligation (2) 481.2 491.9 570.0 Net debt (3) 370.2 391.7 445.2 Inventories, net 154.6 151.2 159.8 Accounts receivable, net 113.1 89.8 113.5 Accounts payable 75.9 79.2 88.8 Trade Working Capital (4) 191.8 161.8 184.5 $ in millions Q2 2017 Q2 2016 vs Prior Year ∆ ∆% Cash Flow from Operations 52.8 36.7 16.1 43.9% Capital Expenditures 21.8 22.2 (0.4) (1.8)% Free Cash Flow (5) 31.0 14.5 16.5 113.8%

2017 Revised Guidance
($M)

Item	FY16 Actual	Original FY17 Guidance	Revised FY17 Guidance
Revenue	$908.3	$930 to $950	$940 to $955
Adjusted EBITDA (1)	$202.4	$215 to $225	$220 to $230
Adjusted tax rate (1)	33.3%	33 - 35%	32 - 34%
Capital expenditures	$56.7	$60 to $65	$55 to $60
Free Cash Flow (2)	$71.2	$80 to $90	$100 to $110
Net Debt Ratio (3)	1.94x	1.5-1.75x	~1.5x

(1) A reconciliation of Net Income to Adjusted EBITDA or Adjusted tax rate as projected for 2017 is not provided because we do not forecast Net Income as we cannot, without unreasonable effort, estimate or predict with certainty various components of Net Income. These components include additional separation costs associated with the separation from WestRock and further restructuring and other income (charges) incurred in 2017 as well as the related tax impacts of these items. Additionally, discrete tax items could drive variability in our projected effective tax rate. All of these components could significantly impact such financial measures. Further, in the future other items with similar characteristics to those currently included in Adjusted EBITDA, that have a similar impact on comparability of periods, and which are not known at this time, may exist and impact Adjusted EBITDA.

(2) Non-GAAP measure which represents Cash from Operations expected to range from $155M to $170M for FY2017 (was $127.9M for FY2016) less Capital Expenditures.

(3) Defined as Cash & cash equivalents, Restricted investment less Total debt including capital lease obligation excluding deferred financing fees divided by annualized Adjusted EBITDA.

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For More Information Thank you for your interest in Ingevity! Investors Dan Gallagher (843) 740-2126 Media Jack Maurer (843) 746-8242 11

Appendix 12

Non-GAAP Financial Measures Ingevity has presented certain financial measures, defined below, which have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and has provided a reconciliation to the most directly comparable financial measure calculated in accordance with GAAP. These financial measures are not meant to be considered in isolation or as a substitute for the most directly comparable financial measure calculated in accordance with GAAP. The company believes these non-GAAP measures provide investors, potential investors, securities analysts and others with useful information to evaluate the performance of the business, because such measures, when viewed together with our financial results computed in accordance with GAAP, provide a more complete understanding of the factors and trends affecting our historical financial performance and projected future results. Ingevity uses the following non-GAAP measures: Adjusted earnings (loss) is defined as net income (loss) attributable to Ingevity stockholders plus restructuring and other (income) charges, separation costs, and the income tax expense (benefit) on those items. Diluted adjusted earnings (loss) per share is defined as diluted earnings (loss) per common share attributable to Ingevity stockholders plus restructuring and other (income) charges per share, separation costs per share, and the income tax expense (benefit) per share on those items. Adjusted EBITDA is defined as net income (loss) plus provision for income taxes, interest expense, depreciation and amortization, separation costs and restructuring and other (income) charges. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Net Sales Segment EBITDA is defined as segment operating profit plus depreciation and amortization. Segment EBITDA Margin is defined as Segment EBITDA divided by Net Sales. The Company also uses the above financial measures as the primary measures of profitability used by managers of the business and its segments. In addition, the Company believes Adjusted EBITDA, Adjusted EBITDA Margin, Segment EBITDA and Segment EBITDA Margin are useful measures because they exclude the effects of financing and investment activities as well as non-operating activities. These non-GAAP financial measures are not intended to replace the presentation of financial results in accordance with GAAP and investors should consider the limitations associated with these non-GAAP measures, including the potential lack of comparability of these measures from one company to another. Reconciliations of these non-GAAP financial measures are set forth within the following pages. 13

Reconciliation of Net Income (Loss) (GAAP) to Adjusted Earnings (Loss) (Non-GAAP)

In millions, except per share amounts; unaudited	Three Months Ended June 30, 2017	Three Months Ended June 30, 2016 (1)	Six Months Ended June 30, 2017	Six Months Ended June 30, 2016 (1)
Net income (loss)	$ 35.8	$ 25.9	$ 58.8	$ 37.6
Less: Net income (loss) attributable to noncontrolling interests	3.7	1.8	7.7	4.3
Net income (loss) attributable to Ingevity stockholders (GAAP)	32.1	24.1	51.1	33.3
Restructuring and other (income) charges (2)	1.1	1.0	3.4	5.6
Separation costs (3)	0.2	4.7	0.5	11.1
Income tax effect on items above	(0.1)	(1.5)	(0.8)	(3.4)
Adjusted earnings (loss) (Non-GAAP)	$ 33.3	$ 28.3	$ 54.2	$ 46.6
Diluted earnings (loss) per common share (GAAP)	$ 0.76	$ 0.57	$ 1.21	$ 0.79
Restructuring and other (income) charges	0.02	0.03	0.08	0.13
Separation costs	—	0.11	0.01	0.26
Income tax effect on items above	—	(0.04)	(0.02)	(0.08)
Diluted adjusted earnings (loss) per share (Non-GAAP)	$ 0.78	$ 0.67	$ 1.28	$ 1.10
Average number of shares outstanding used in diluted adjusted after-tax earnings per share computations	42.4	42.1	42.4	42.1

(1) Certain prior period amounts have been revised to reflect the impact of adjustments made to our financial statements to correct for various immaterial errors previously identified during the quarter and year ended December 31, 2016.

(2) Charges for the three months ended June 30, 2017 include $1.1 million in costs primarily associated with the exit of our Performance Chemicals' manufacturing operations in Palmeira, Santa Catarina, Brazil. Charges incurred for the six months ended June 30, 2017 include $1.3 million in severance and other employee-related costs related to a reorganization as part of an effort to streamline our leadership team, flatten the organization and reduce costs. Additional charges include $2.1 million in miscellaneous costs primarily associated with the exit of our Performance Chemicals' manufacturing operations in Palmeira, Santa Catarina, Brazil. Charges incurred during 2016 relate to two restructuring activities that commenced in the first quarter of 2016. Charges for the three months ended June 30, 2016 were comprised of accelerated depreciation of $0.3 million and miscellaneous exit costs of $0.7 million. Charges to the six months ended June 30, 2016 were comprised of asset write-downs, including accelerated depreciation of $0.4 million and $5.2 million in severance related charges.

(3) In connection with the separation from WestRock we have incurred pre-tax separation costs. These costs were primarily related to professional fees associated with separation activities within the finance, tax and legal functions.

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Reconciliation of Net Income (GAAP) to Adjusted EBITDA (Non-GAAP) 15 Reconciliation of Provision for Income Taxes (GAAP) to Provision for Income Taxes on Adjusted Earnings (Non-GAAP) Three Months Ended June 30, Six Months Ended June 30, In millions, unaudited 2017 2016 (1) 2017 2016 (1) Net income (loss) (GAAP) $ 35.8 $ 25.9 $ 58.8 $ 37.6 Provision for income taxes 17.2 12.6 28.2 23.8 Interest expense, net 2.8 5.0 6.1 10.4 Separation costs 0.2 4.7 0.5 11.1 Depreciation and amortization 10.1 9.3 20.4 18.3 Restructuring and other (income) charges 1.1 1.0 3.4 5.6 Adjusted EBITDA (Non-GAAP) $ 67.2 $ 58.5 $ 117.4 $ 106.8 Net sales $ 260.3 $ 245.4 $ 478.8 $ 445.0 Net income (loss) margin 13.8% 10.6% 12.3% 8.4 % Adjusted EBITDA margin 25.8% 23.8% 24.5% 24.0% _______________ (1) Certain prior period amounts have been revised to reflect the impact of adjustments made to our financial statements to correct for various immaterial errors previously identified during the quarter and year ended December 31, 2016. Three Months Ended June 30, Six Months Ended June 30, In millions, unaudited 2017 2016 (1) 2017 2016 (1) Provision for Income Taxes (GAAP) $ 17.2 $ 12.6 $ 28.2 $ 23.8 Income tax effect on separation costs and restructuring and other (income) charges 0.1 1.5 0.8 3.4 Provision for Income Taxes on Adjusted Earnings (Non-GAAP) $ 17.3 $ 14.1 $ 29.0 $ 27.2 _________________ (1) Certain prior period amounts have been revised to reflect the impact of adjustments made to our financial statements to correct the timing of previously recorded out-of-period adjustments.

Reconciliation of Segment Operating Profit (GAAP) to Segment EBITDA (Non-GAAP) 16 In millions, unaudited Three Months Ended June 30, Six Months Ended June 30, Performance Materials 2017 2016 (1) 2017 2016 (1) Segment operating profit (GAAP) $ 30.7 $ 26.2 $ 60.2 $ 56.9 Depreciation and amortization 5.0 3.7 10.0 6.9 Segment EBITDA (Non-GAAP) $ 35.7 $ 29.9 $ 70.2 $ 63.8 Inter-company foreign currency loss/(gain) 2.2 0.3 1.3 (1.6) Segment EBITDA excluding inter-company foreign currency impacts (Non-GAAP) $ 37.9 $ 30.2 $ 71.5 $ 62.2 Net sales $ 89.5 $ 74.2 $ 172.9 $ 144.3 Segment operating margin 34.3% 35.3% 34.8% 39.4 % Segment EBITDA margin 39.9% 40.3% 40.6% 44.2 % Segment EBITDA margin excluding inter-company foreign currency impacts 42.3% 40.7% 41.4% 43.1 % Performance Chemicals Segment operating profit (GAAP) $ 26.4 $ 23.0 $ 36.8 $ 31.6 Depreciation and amortization 5.1 5.6 10.4 11.4 Segment EBITDA (Non-GAAP) $ 31.5 $ 28.6 $ 47.2 $ 43.0 Net sales $ 170.8 $ 171.2 $ 305.9 $ 300.7 Segment operating margin 15.5% 13.4% 12.0% 10.5 % Segment EBITDA margin 18.4% 16.7% 15.4% 14.3% _______________ (1) Certain prior period amounts have been revised to reflect the impact of adjustments made to our financial statements to correct for various immaterial errors previously identified during the quarter and year ended December 31, 2016.